UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 27, 2025
Date of Report (Date of Earliest Event Reported)
Vontier Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5438 Wade Park Boulevard, Suite 600
Raleigh, NC 27607
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (984) 275-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Vontier Corporation (the “Company”) held on May 27, 2025 the Company’s stockholders voted on the following three proposals and cast their votes as described below:

Proposal 1: To elect Karen C. Francis, Gloria R. Boyland, Robert L. Eatroff, David M. Foulkes, Christopher J. Klein, Mark D. Morelli, Maryrose Sylvester and J. Darrell Thomas to serve for an annual term expiring at the 2026 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified. Each of Mses. Francis, Boyland and Sylvester and Messrs. Eatroff, Foulkes, Klein, Morelli and Thomas was elected for an annual term by a vote of the Company’s stockholders as follows:

	For	Against	Abstain	Broker Non-Votes
Karen C. Francis	129,847,639	665,159	144,576	6,975,372
Gloria R. Boyland	129,903,349	668,685	85,340	6,975,372
Robert L. Eatroff	130,285,101	284,233	88,040	6,975,372
David M. Foulkes	129,974,122	592,899	90,353	6,975,372
Christopher J. Klein	129,713,115	850,348	93,911	6,975,372
Mark D. Morelli	130,288,958	277,854	90,562	6,975,372
Maryrose Sylvester	128,371,738	1,005,967	1,279,669	6,975,372
J. Darrell Thomas	130,283,041	286,994	87,339	6,975,372

Proposal 2: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved by a vote of the Company’s stockholders as follows:

For	137,488,123
Against	24,007
Abstain	120,616

Proposal 3: To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the proxy statement for the Annual Meeting. The proposal was approved, on an advisory basis, by a vote of the Company’s stockholders as follows:

For	127,557,620
Against	2,959,333
Abstain	140,421
Broker Non-Votes	6,975,372

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date:	May 29, 2025	By:	/s/ Courtney Kamlet
		Name:	Courtney Kamlet
		Title:	Vice President - Chief Governance and Compliance Officer